STOCKJUNGLE.COM TRUST

                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                         Supplement dated June 21, 2000

                      To the Prospectus dated June 7, 2000

     Effective May 1, 2000, the Funds' Administrator changed its name from Countrywide Fund Services, Inc. to Integrated Fund Services, Inc. ("IFS"). IFS also serves as Transfer, Dividend Disbursing, and Shareholder Servicing Agent for the Funds and provides Accounting Services for each of the Funds.

     Also effective May 1, 2000 the Funds' Distributor changed its name from CW Fund Distributors, Inc. to IFS Fund Distributors, Inc.

     There have been no other material changes for either IFS or IFS Fund Distributors, Inc. except for the name changes.